J.P. MORGAN FUNDS

JPMorgan Global Allocation Fund

JPMorgan Income Builder Fund

JPMorgan Systematic Alpha Fund

(Class A Shares)

(each, a series of JPMorgan Trust I)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 30, 2018

to the Summary Prospectuses, Prospectus and Statement of Additional Information dated March 1, 2018, as supplemented

Changes to Sales Charges, Breakpoints and Finders’ Fees for Class A Shares purchased on or after September 30, 2018. Effective September 30, 2018 (the “Effective Date”), the Board of Trustees of the Funds has approved changes to the sales charges, breakpoint schedules and finders’ fees for Class A Shares of the Funds as discussed below. If you purchase $250,000 or more of Class A Shares of the JPMorgan Global Allocation Fund and JPMorgan Income Builder Fund on or after the Effective Date, you will no longer be assessed a sales charge. In addition, on the Effective Date, shareholders may qualify for reduced sales charges if they purchase at least $50,000 of the Funds. In connection with these changes, the following changes will be made to the Summary Prospectuses, Prospectus and Statement of Additional Information on the Effective Date.

Fees and Expense Table Changes. On the Effective Date, the second sentence in the Summary Prospectuses and Prospectus for the Funds under “Fees and Expenses of the Fund” will be replaced with the following:

You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds.

In addition, on the Effective Date, the table entitled “Shareholder Fees” for the JPMorgan Global Allocation Fund and JPMorgan Income Builder Fund will be deleted and replaced with the following:

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases, as a % of the Offering Price	4.50%	NONE	NONE

Maximum Deferred Sales Charge (Load), as a % of Original Cost of the Shares for purchases on or after September 30, 2018	NONE	1.00%	NONE
	(under $250,000)
Maximum Deferred Sales Charge (Load), as a % of Original Cost of the Shares for purchases prior to September 30, 2018	NONE	1.00%	NONE
	(under $1 million)

Front-End Sales Charge and Contingent Deferred Sales Charge (CDSC) Changes — On the Effective Date, the information in the table under Class A Shares under “Front-End Sales Charge” and “Contingent Deferred Sales Charge (CDSC)” on page 43 of the Prospectus will be replaced with the following:

Class A
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 4.50% reduced or waived for large purchases and certain investors, eliminated for purchases of $250,000 or more of Global Allocation Fund and Income Builder Fund and $1 million or more of Systematic Alpha Fund.

SUP-GALIBSA-FEES-818

Class A
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $250,000 or more of Global Allocation Fund and Income Builder Fund ($1 million or more prior to September 30, 2018) and $1 million or more of Systematic Alpha Fund:

•  1.00% on redemptions made within 12 months after purchase.

•  0.50% on redemptions made between 12 and 18 months after purchase

Waived under certain circumstances.

Breakpoint Table Changes — On the Effective Date, the tables on page 45 of the Prospectus under “Class A Shares” are hereby deleted and replaced with the following:

For the Global Allocation Fund and Income Builder Fund:

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $50,000	4.50	4.71	4.05	0.00
$50,000 to $99,999	3.50	3.63	3.05	0.00
$100,000 to $249,999	3.00	3.09	2.55	0.00

	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$250,000-$3,999,999	0.00	0.00	1.00	0-12 months — 1.00% 12-18 months — 0.50%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

For the Systematic Alpha Fund

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $50,000	4.50	4.71	4.05	0.00
$50,000 to $99,999	3.50	3.63	3.05	0.00
$100,000 to $249,999	3.00	3.09	2.55	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	1.00	0-12 months — 1.00% 12-18 months — 0.50%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

2

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

3	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.

4	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

Letter of Intent and Rights of Accumulation Changes — On the Effective Date, the following sentence shall be added to the end of “Letters of Intent (LOI)” and “Rights of Accumulation (ROA)” in the “Glossary of Common Investment Terminology” section of the Prospectus:

Letters of Intent and Rights of Accumulation shall be based on the sales charge and breakpoint schedules in effect when the initial shares were purchased.

Statement of Additional Information (“SAI”) Changes — On the Effective Date, the table on page 16 of Part I of the SAI under “Finders’ Fee Commissions” shall be deleted and the following tables shall be added in its place:

For Global Allocation Fund and Income Builder Fund

Amount of Purchases	Finders’ Fees
$250,000 to $3,999,999*	1.00%
$4,000,000 to $9,999,999	0.75%
$10,000,000 to $49,999,999	0.50%
$50,000,000 or more	0.25%

*

If the total sale of Class A Shares of Qualifying Funds is $250,000 or more but the amount of the sale applicable to Global Allocation Fund and Income Builder Fund is less than $250,000, the Financial Intermediary will receive a finder’s fee equal to 1.00% of the sale of the Class A Shares of the Global Allocation Fund and Income Builder Fund Systematic Alpha Fund. The Finders’ Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

For Systematic Alpha Fund

Amount of Purchases	Finders’ Fees
$1,000,000 to $3,999,999*	1.00%
$4,000,000 to $9,999,999	0.75%
$10,000,000 to $49,999,999	0.50%
$50,000,000 or more	0.25%

*

If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Systematic Alpha Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 1.00% of the sale of the Class A Shares of the Systematic Alpha Fund. The Finders’ Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE